UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (date of earliest event reported):
                                November 14, 2002



                          CLEARONE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)





             Utah                       0-17219                87-0398877
-------------------------------    ------------------     ---------------------
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
 incorporation or organization)         Number)            Identification No.)




       1825 Research Way, Salt Lake City, Utah                84119
     -------------------------------------------           ------------
       (Address of principal executive offices)             (Zip Code)



                                  801-975-7200
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 9.    Regulation FD Disclosure

     On November 14, 2002, ClearOne Communications, Inc., (the "Company") submitted to the Securities and Exchange Commission written certifications by each of the Chief Executive Officer and the Chief Financial Officer of the Company for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 1350"), of the Company's Report on Form 10-Q for the quarterly period ended September 30, 2002. A copy of each certification is attached as Exhibit 99.1 and Exhibit 99.2 to this Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CLEARONE COMMUNICATIONS, INC.



Dated:  November 14, 2002              By:    /s/Susie Strohm
                                              ----------------------------------
                                       Name:  Susie Strohm
                                       Title: Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.         Description
-----------         -----------

99.1 Certification pursuant to Section 1350 of Chief Executive Officer, dated November 14, 2002.

99.2 Certification pursuant to Section 1350 of Chief Financial Officer, dated November 14, 2002.

                                                                    EXHIBIT 99.1



                  STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350



     Pursuant to 18 U.S.C. Section 1350, the undersigned certifies that, to the best of her knowledge, (i) the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 of ClearOne Communications, Inc., which is being filed with the Securities and Exchange Commission concurrently herewith, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of ClearOne Communications, Inc.


Dated:  November 14, 2002                       /s/ Frances M. Flood
                                              --------------------------------
                                                Frances M. Flood
                                                Chief Executive Officer

                                                                    EXHIBIT 99.2


                  STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350



     Pursuant to 18 U.S.C. Section 1350, the undersigned certifies that, to the best of her knowledge, (i) the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 of ClearOne Communications, Inc., which is being filed with the Securities and Exchange Commission concurrently herewith, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of ClearOne Communications, Inc.



Dated:  November 14, 2002                       /s/ Susie Strohm
                                              -------------------------------
                                                Susie Strohm
                                                Chief Financial Officer